Exhibit 10.16

THE 2007 EQUITY PARTICIPATION PLAN

OF IDCENTRIX, INC.

RESTRICTED STOCK AND COMPENSATION AGREEMENT

Restricted Stock and Compensation Agreement (this “Agreement”), dated as of November 6, 2007, between iDcentrix, Inc. (the “Company”) and Michael Harris (the “Participant”).

BACKGROUND

Pursuant to the terms of The 2007 Equity Participation Plan of iDcentrix, Inc. (the “Plan”), the Company desires to (i) provide an additional incentive to the Participant to further the growth, development and financial success of the Company, and (ii) enable the Company to retain the services of the Participant by offering the Participant an opportunity to own stock in the Company by means of an Award of Restricted Stock under the Plan and payment of cash compensation. Whenever capitalized terms are used in this Agreement, they shall have the meanings set forth in this Agreement or, if not defined in this Agreement, as set forth in the Plan.

In consideration of the covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, the Participant and the Company hereby agree as follows:

ARTICLE I

AWARD OF RESTRICTED SHARES AND CASH COMPENSATION

1.1        Award of Restricted Shares. The Participant is hereby granted 30,000 shares of Stock subject to the restrictions and conditions set forth in this Agreement. References in this Agreement to “Restricted Shares” mean the shares of Common Stock granted hereby and any cash, securities, rights or property distributed in respect thereof or issued in exchange therefore (which shall be subject to the same restrictions and provisions as such shares).

1.2        Award of Cash Compensation. The participant is hereby granted the right to receive cash compensation equal to the greater of (i) $15,000 or (ii) the fair market value of 20,000 shares (as such value is determined on the applicable vesting date) (“Compensation”), as further described and subject to the terms and conditions set forth in this Agreement.

1.3        Award Information. The Restricted Shares have been granted under the Plan. The Board authorized the grant of the Restricted Shares and Compensation on November 6, 2007 (the “Date of Grant”).

1.4        Purchase Price. The Restricted Shares shall be issued from treasury shares of the Company. The Purchase Price of the Restricted Shares under this grant is $0. The Participant must inform the Company in writing if he makes an effective election under Section 83(b) of the Code within thirty (30) days following the Date of Grant.

ARTICLE II

VESTING OF RESTRICTED SHARES AND COMPENSATION

Restricted Shares and Compensation shall vest upon, but only upon, the earliest to occur of the events described in Section 2.1 or 2.2, in each case subject to the limitations set forth in Section 2.3. All unvested Restricted Shares and Compensation shall be forfeitable as set forth in Section 2.3 and shall be non-transferable as set forth in Section 3.3. All vested Restricted Shares shall become non-forfeitable and transferable at the time they first vest, although:

(a)       transferability may be subject to pre-clearance, blackout, registration and other requirements and restrictions under the Company’s insider trading and other compliance policies and procedures;

(b)       transferability may be restricted under Section 3.4 by the application of securities laws;

(c)       transferability may be restricted under Section 3.5 until all Withholding Requirements are satisfied; and

(d)       transfers by executive officers should be reviewed in advance to determine if there would be any potential liability for short-swing profits under Section 16(b) of the Securities Exchange Act of 1934.

2.1        Time Vesting. If not sooner vested and unless previously forfeited pursuant to Section 2.5, all of the Restricted Shares and Compensation shall vest on the earlier of (a) the six (6) month anniversary of the Date of Grant or (b) the date the Company becomes Publicly Traded.

2.2        Accelerated Vesting. The Committee may accelerate the vesting of any or all of the Restricted Shares and Compensation at any time and for any reason. Notwithstanding the foregoing, the Restricted Shares and Compensation shall become fully vested upon a Corporate Transaction.

2.3        Effect of Termination of Service; Forfeiture of Unvested Restricted Shares and Compensation. Unless otherwise determined by the Committee and after giving effect to any applicable acceleration of vesting provided in Section 2.2 hereof, all unvested Restricted Shares and Compensation shall cease to vest and shall be forfeited upon the termination of the Participant’s services to the Company.

ARTICLE III

PROCEDURES AFFECTING RESTRICTED SHARES

3.1	Delivery of Restricted Shares.

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(i)        Unless otherwise determined by the Company, the Restricted Shares will be evidenced by a physical certificate retained by the Secretary of the Company or such escrow agent as the Company may appoint until the Restricted Shares have vested in accordance with Article II or will be delivered to the Participant in book entry form by causing the Restricted Shares to be credited to the Participant’s account at such brokerage firm as may be designated from time to time by the Company to assist in the administration of the Plan (the “Broker”).

(ii)       The Restricted Shares will be delivered reasonably promptly following vesting (as determined by the Company). All dividends and distributions paid on Restricted Shares prior to such Restricted Shares vesting shall be delivered to the Participant upon the later of (A) the vesting date of the Restricted Shares with respect to which such dividends and distributions were paid or (B) the date the other stockholders receive dividends and distributions on their shares of Common Stock.

(iii)      When Restricted Shares are delivered in book entry form, such delivery as well as all subsequent transfers and other matters relating to the Restricted Shares will be subject, in addition to all other provisions hereof, to the rules and requirements imposed by the Broker and such administrative rules and requirements as may be imposed by the Company. Prior to vesting, the Restricted Shares will be subject to stop transfer instructions given by the Company to the Broker and the transfer agent for the Stock. Upon vesting of any Restricted Shares, such stop transfer instructions will be terminated (except to the extent that any Restricted Shares may be sold pursuant to Article V to satisfy Withholding Requirements (as defined in Section 5.1)). Upon forfeiture of any Restricted Shares, the Broker and such transfer agent will be instructed to debit such Restricted Shares from such account and return them to the Company.

(iv)      Unless otherwise determined by the Company, each physical certificate and each book entry, in each case relating to Restricted Shares may include such restrictive legends in such forms as the Company may deem convenient, expedient, necessary or appropriate relating to the restrictions under this Agreement, applicable securities, tax or other laws or applicable rules of any securities exchange or market.

3.2        Transfer of Restricted Shares. Unvested Restricted Shares cannot be transferred or pledged to any individual or entity or for any purpose without the prior written consent of the Company. Any attempt to effect a transfer or pledge of unvested Restricted Shares without such consent shall be null and void.

3.3        Representation Regarding Acquisition of Restricted Shares. Unless and until a Form S-8 or Form S-3 has been filed with respect to the shares granted pursuant to this Agreement:

(i)        The Participant understands, represents and agrees that this transaction has not been approved or disapproved by the Securities and Exchange Commission or any administrative agency charged with the administration of the securities laws of any state; that he is a director of the Company who has access to and is knowledgeable about the Company, its business, opportunities, risks and uncertainties, and the material facts and circumstances

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relating to any investment therein; and that all documents, records and books pertaining to this investment have been made available upon reasonable notice for inspection by him or his purchaser representative, counsel, accountant or business advisor. The Participant hereby represents, warrants and confirms as follows:

(A)      the Participant (a) is able to bear the economic risks of this investment, (b) is able to hold this investment for an indefinite period of time, (c) is presently able to afford a complete loss of this investment and (d) has no need for liquidity in this investment;

(B)      the Restricted Shares will be acquired by him in good faith solely for his own account for investment purposes only and are not being acquired with a view to or for the resale, distribution, subdivision or fractionalization thereof;

(C)      the Participant has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person any of the Restricted Shares or any part thereof and has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(D)      the Participant understands that the legal consequences of the representations and warranties set forth herein are that he must bear the economic risks of this investment for an indefinite period of time because the Restricted Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities law of any state and, therefore, cannot be sold unless they are subsequently so registered (which the Company may not be obligated to do) or an exemption from such registration is available;

(E)       the Participant understands that no federal or state agency has passed on or made any recommendation or endorsement of the Restricted Shares and that the Company is relying on the truth and accuracy of the representations, declarations and warranties made herein by the Participant in offering the Restricted Shares to him without having first registered the Restricted Shares under the Act and any applicable state securities laws;

(F)       the Participant consents to the placement of a legend or legends on any certificate evidencing the Restricted Shares, which legend or legends may be in the following or any equivalent form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION THEREUNDER. THE SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED HEREBY IS RESTRICTED THEREUNDER AND, IN ANY EVENT, IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION THEREUNDER. BY ACQUIRING THE SECURITIES REPRESENTED HEREBY, THE PARTICIPANT REPRESENTED THAT HE HAS ACQUIRED SUCH SECURITIES FOR

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INVESTMENT PURPOSES ONLY, AND THE PARTICIPANT AGREED THAT HE WOULD NOT SELL OR OTHERWISE DISPOSE OF SUCH SECURITIES WITHOUT REGISTRATION OR OTHER COMPLIANCE THEREWITH.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

; and

(G)      the Participant (a) is an “accredited investor” as defined in Rule 501(a) under the Act, (b) is not, and is not required to be, registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and (c) is not acquiring the Restricted Shares as a result of any general solicitation or general advertisement.

(ii)       The foregoing representations, warranties and undertakings are made by the Participant with the intent that they be relied upon in determining his suitability as an investor in the Company, and the Participant hereby agrees that such representations, warranties and undertakings shall survive the acquisition of the Restricted Shares.

3.4        Registration. The Company shall use commercially reasonable efforts, as determined in the sole discretion of the Company, to file, at its expense, a registration statement or statements on Form S-8 or Form S-3 (or any applicable successor Form), as appropriate, to register the sale, issuance, transfer or resale of the shares of Common Stock subject to this Plan under the Securities Act of 1933 (the “Securities Act”), at such time or times and subject to such restrictions and limitations as the Company, in its sole discretion, may deem necessary or appropriate. Without limiting any such restrictions or limitations, any issuance, transfer or resale of shares of Common Stock pursuant to such registration statement or statements shall be subject to (i) the continued effectiveness or use, at the Company’s discretion, of such registration statement or statements and (ii) any blackout, insider trading, short-swing profits, holdback or other trading restrictions which the Company may impose or to which the Participant may be subject, by law, under Company policies or otherwise. For so long as the shares of Common Stock are not registered for sale, issuance or transfer or are otherwise not permitted to be sold, issued or transferred under the Securities Act or other applicable laws, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to this Award unless such shares may be offered or sold without such registration pursuant to an available exemption therefrom, the terms and conditions of such exemption shall have been fully complied with and the Company elects to rely thereon (which it shall be under no obligation to do). If the shares of Common Stock offered for sale or sold under this Agreement are offered or sold pursuant to (x) an exemption from registration under the Securities Act or (y) any applicable law other than those of the

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United States, the Company may restrict the transfer of such shares of Common Stock and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of such exemption.

3.5        Market Stand-Off Agreement. Without limiting the Participant’s obligations under any other agreement(s), in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including without limitation the Company’s first becoming Publicly Traded, by receipt of the Restricted Shares hereunder, the Participant agrees not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Restricted Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters (not to exceed one hundred eighty (180) days in length). The Company agrees to use commercially reasonable efforts to cause the Restricted Shares to be excluded from any such agreement described in the foregoing sentence.

3.6	Restrictions on Transfer of Shares of Stock.

(i)        Subject to Section 3.8, if the Participant would like to transfer any vested Restricted Shares, the Participant shall give a written “Transfer Notice” to the Company describing the proposed transfer, including: (A) the number of shares of Common Stock to be transferred in such transfer (“Offered Shares”); (B) the identity of the prospective transferee(s); and (C) the consideration and other material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Participant has received a bona fide offer from the prospective transferee(s) and in good faith reasonably believes a binding agreement for the transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposals, term sheets, letters of intent or other agreements relating to the proposed transfer.

(ii)       The Company shall have the right (but not the obligation) to purchase all or any part of the Offered Shares on the terms of the proposal described in the Transfer Notice (a “Right of First Refusal”) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date on which the Transfer Notice is received by the Company. If the Company provides such notice to the Participant, then the closing of the Company’s purchase of the Offered Shares with respect to which it elects to exercise its Right of First Refusal shall occur no later than forty-five (45) days after the Company’s receipt of the Transfer Notice. To the extent that the Company does not fully exercise its Right of First Refusal to purchase some or all of the Offered Shares within the applicable time period, the Participant may, not later than sixty (60) days following receipt of the Transfer Notice by the Company, transfer the Offered Shares to the proposed transferee on the terms and conditions described in the Transfer Notice, subject to the transferee executing and delivering an agreement with the Company granting the Company a Right of First Refusal with respect such shares of Common Stock on terms and conditions the same, in all material respects, as those set forth in this Section 3.6. Any proposed transfer of the Offered Shares occurring after such sixty (60) day time period or on terms and conditions different from those described in the Transfer Notice shall again be subject to the Right of First Refusal and require compliance with the procedure

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described above. The Company may, at its option, pay the purchase price for shares of Common Stock purchased in exercise of its Right of First Refusal in three (3) or fewer annual installments, the first of which shall be paid upon the closing of the purchase. Interest shall accrue on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made.

(iii)      The Company may assign its Right of First Refusal under this Section 3.6 in whole or in part, to: (A) any holder of stock or other securities of the Company; (B) any affiliate of the Company; or (C) any other person that the Board determines has a sufficient relationship with or interest in the Company, upon written consent of the Board. The Company shall give reasonable written notice to the Participant of any such assignment.

(iv)      The restrictions of this Section 3.6 apply to the Participant and any person to whom the Restricted Stock is sold, pledged, assigned, bequeathed, gifted, transferred or otherwise disposed of, without regard to the number of such subsequent transferees or the manner in which they acquire the Common Stock.

3.7	Participant “Put” Right.

(i)        The Participant, or the Participant’s estate in the case of the Participant’s death, shall have the right, with respect to all vested Restricted Shares, from the date hereof until four years following the termination of the Participant’s services to the Company to require the Company to purchase all, but not less than all, of his then-vested Restricted Shares granted hereunder (the “Put Right”) at a price per share of Common Stock equal to the Fair Market Value on the date such Put Right is exercised by the Participant, provided, however, that the Company may defer under Section 3.7(ii) the amount, if any, that it shall be obligated to pay under this Section 3.7(i) in excess of $100,000 per fiscal year in the aggregate to the Participant. Any purchaser of the Restricted Shares pursuant to Section 3.6 shall be entitled to the Put Right on the Restricted Shares to the same extent as the Participant and for purposes of this Section 3.7, the term “Participant” shall include any person purchasing the Restricted Shares in accordance with Section 3.6.

(ii)       Notwithstanding Section 3.7(i) to the contrary, the Company shall not be obligated to repurchase any of the Restricted Shares from the Participant, or from the estate of the Participant, and may defer such repurchase, if there exists and is continuing a default or an event of default on the part of the Company or under any guarantee or other agreement under which the Company or any of its subsidiaries has borrowed money or if such repurchase would constitute a breach of, or result in a default or an event of default on the part of the Company or any of its subsidiaries under, any such guarantee or agreement, or if the repurchase would not be permitted under any applicable laws. If the Company is unable to purchase Common Stock generally in accordance with the preceding sentence or is not obligated to pay for such Common Stock under Section 3.7(i), the Company shall pay the Participant for such Restricted Shares as soon as possible, with interest at the federal short-term interest rate in effect on the first day of the month of exercise of the Put Right, to be recalculated on the first day of each month thereafter until all payments due are made.

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(iii)       Exercise of Put Rights. The Participant (or his or her estate, if applicable) may exercise its Put Rights under this Section 3.7 by giving written notice thereof to the Company not later than four years following the termination of the Participant’s services to the Company. Upon delivery (or promptly following delivery) of such notice of exercise of Put Rights, the Company shall deliver to the Participant (or his or her estate, if applicable) a calculation of the purchase price therefor in accordance with Section 3.7(i). The Participant (or his or her estate, if applicable) shall have the right to irrevocably rescind the notice of exercise for a period of ten business days following the delivery of such calculation. The consummation of the repurchase shall take place at the principal offices of the Company on the tenth (10th) business day following the delivery of the calculation of the purchase price (or at such other time and/or place as the Company and the Participant (or such estate) shall agree).

3.8        Publicly Traded Stock. If the Common Stock is Publicly Traded, the transfer restrictions and rights set forth in Section 3.6 and 3.7 shall terminate as of the first date that the Common Stock is so Publicly Traded.

3.9        Rights as Stockholder. Upon delivery of the shares of Restricted Stock to the escrow agent pursuant to Section 3.1 hereof, the participant shall have all the rights of a stockholder with respect to the Restricted Shares, including the right to vote such shares of Common Stock and, to receive all dividends and other distributions paid with respect to such shares of Common Stock, whether or not vested. The Participant accepts this Agreement and the Restricted Shares subject to, and agrees to assume, the limitations, risks and responsibilities inherent with respect to the Restricted Shares, including those mentioned in this Agreement.

ARTICLE IV

PROCEDURES AFFECTING COMPENSATION

4.1        Determination of Compensation. On each vesting date set forth in Article II hereof, the value of the Compensation that vests on such date shall be determined as follows: the percentage of Compensation vesting multiplied by the greater of (i) $15,000 or (ii) 20,000 multiplied by the Fair Market Value per share of Common Stock on the applicable vesting date.

4.2        Delivery of Compensation. The vested Compensation will be paid by the Company within 30 days following each applicable vesting date.

ARTICLE V

WITHHOLDING OF TAXES

5.1       The Company shall withhold or deduct from any or all payments or amounts due to or held for the Participant an amount (the “Withholding Amount”) equal to all taxes (including unemployment (including FUTA), social security and medical (including FICA) and other governmental charges of any kind as well as income and other taxes) required under any applicable law to be withheld or deducted with respect to any and all taxable income and other amounts attributable to the Restricted Shares (the “Withholding Requirement”).

5.2	The Withholding Amount shall be determined by the Company.

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5.3       The timing of withholding or deduction from such payments or amounts shall be determined by the Company; provided, however, that, if such taxes are required to be paid to a tax or other governmental authority before such withholding or deduction is made, then the Company shall pay such taxes when due as agent for the Participant and shall be entitled to immediate reimbursement therefore from such payments or amounts, or otherwise.

5.4       Immediately upon request by the Company, the Participant agrees to pay all, or a portion if so requested by the Company, of the Withholding Amount to the Company in cash.

5.5       The Company may restrict transfer of any or all of the vested Restricted Shares until all Withholding Requirements are satisfied.

5.6       If the Participant has made or makes an election pursuant to Code Section 83(b), he or she shall immediately file a copy thereof with the Company and upon demand by the Company make a cash payment to the Company equal to any Withholding Amount in respect thereof.

ARTICLE VI

MISCELLANEOUS

6.1        Code Section 409A. The parties recognize that certain provisions of this Agreement may be affected by Code Section 409A and agree to negotiate in good faith to amend this Agreement with respect to any changes necessary or advisable to comply with Code Section 409A.

6.2        Notices. All notices, requests and demands to or upon the parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy or email notice, when received, addressed as follows to the Company and the Participant, or to such other address as may be hereafter notified by the parties hereto:

(i)	If to the Company, to it at the following address:

iDcentrix, Inc.

2101 Rosecrans Avenue

Suite 4240

El Segundo, Ca 90245

Attn: Legal Department

With a copy to:

Kelley Drye & Warren LLP

400 Atlantic Street, 13th Floor

Stamford, CT 06902

Attn: M. Ridgway Barker

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Facsimile: 203-327-2669

(ii)       If to the Participant, to his or her most recent primary residential address or business telecopy or email address as shown on the records of the Company.

6.3        Amendments and Conflicting Agreements. This Agreement may be amended by a written instrument executed by the parties which specifically states that it is amending this Agreement or by a written instrument executed by the Company which so states if such amendment is not adverse to the Participant or relates to administrative matters.

6.4        Governing Law and Interpretation. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein without regard to the conflicts of law principles thereof. Whenever the word “including” is used herein, it shall be deemed to be followed by the phrase “without limitation.” Unless otherwise specified herein, all determinations, consents, elections and other decisions by the Committee may be made, withheld or delayed in its sole and absolute discretion.

6.5        Agreement Binding on Transferees. This Agreement shall be binding upon the Company, its successors, transferees and assigns, and the Participant, his executor, administrator and any transferees and beneficiaries.

6.6        Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

6.7        Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument and which will be deemed effective whether received in original form or by telecopy or other electronic means. Facsimile signatures shall be as effective as original signatures.

6.8        Construction. The construction of this Agreement is vested in the Committee, and the Committee’s construction shall be final and conclusive on all Persons.

* * *

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer.

IDCENTRIX, INC.

By:	/s/ Francine Dubois
Name:	Francine Dubois

PARTICIPANT’S ACCEPTANCE

The Participant acknowledges that he or she has read this Agreement, has received and read the Plan, and understands the terms and conditions of this Agreement and the Plan and hereby accepts the foregoing Restricted Shares and Compensation and agrees to be bound by the terms and conditions of this Agreement and the Plan.

PARTICIPANT

/s/ Michael Harris
Michael Harris

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THE 2007 EQUITY PARTICIPATION PLAN

OF IDCENTRIX, INC.

RESTRICTED STOCK AND COMPENSATION AGREEMENT

Restricted Stock and Compensation Agreement (this “Agreement”), dated as of November 6, 2007, between iDcentrix, Inc. (the “Company”) and Michael Harris (the “Participant”).

BACKGROUND

Pursuant to the terms of The 2007 Equity Participation Plan of iDcentrix, Inc. (the “Plan”), the Company desires to (i) provide an additional incentive to the Participant to further the growth, development and financial success of the Company, and (ii) enable the Company to retain the services of the Participant by offering the Participant an opportunity to own stock in the Company by means of an Award of Restricted Stock under the Plan and payment of cash compensation. Whenever capitalized terms are used in this Agreement, they shall have the meanings set forth in this Agreement or, if not defined in this Agreement, as set forth in the Plan.

In consideration of the covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, the Participant and the Company hereby agree as follows:

ARTICLE I

AWARD OF RESTRICTED SHARES AND CASH COMPENSATION

1.1        Award of Restricted Shares. The Participant is hereby granted 120,000 shares of Stock subject to the restrictions and conditions set forth in this Agreement. References in this Agreement to “Restricted Shares” mean the shares of Common Stock granted hereby and any cash, securities, rights or property distributed in respect thereof or issued in exchange therefore (which shall be subject to the same restrictions and provisions as such shares).

1.2        Award of Cash Compensation. The participant is hereby granted the right to receive cash compensation equal to the greater of (i) $60,000 or (ii) the fair market value of 80,000 shares (as such value is determined on the applicable vesting date) (“Compensation”), as further described and subject to the terms and conditions set forth in this Agreement.

1.3        Award Information. The Restricted Shares have been granted under the Plan. The Board authorized the grant of the Restricted Shares and Compensation on November 6, 2007 (the “Date of Grant”).

1.4        Purchase Price. The Restricted Shares shall be issued from treasury shares of the Company. The Purchase Price of the Restricted Shares under this grant is $0. The Participant must inform the Company in writing if he makes an effective election under Section 83(b) of the Code within thirty (30) days following the Date of Grant.

ARTICLE II

VESTING OF RESTRICTED SHARES AND COMPENSATION

Restricted Shares and Compensation shall vest upon, but only upon, the earliest to occur of the events described in Section 2.1 or 2.2, in each case subject to the limitations set forth in Section 2.3. All unvested Restricted Shares and Compensation shall be forfeitable as set forth in Section 2.3 and shall be non-transferable as set forth in Section 3.3. All vested Restricted Shares shall become non-forfeitable and transferable at the time they first vest, although:

(a)       transferability may be subject to pre-clearance, blackout, registration and other requirements and restrictions under the Company’s insider trading and other compliance policies and procedures;

(b)       transferability may be restricted under Section 3.4 by the application of securities laws;

(c)       transferability may be restricted under Section 3.5 until all Withholding Requirements are satisfied; and

(d)       transfers by executive officers should be reviewed in advance to determine if there would be any potential liability for short-swing profits under Section 16(b) of the Securities Exchange Act of 1934.

2.1        Time Vesting. If not sooner vested and unless previously forfeited pursuant to Section 2.5, all of the Restricted Shares and Compensation shall vest as follows:

Twenty percent (20%)	The date the Company becomes Publicly Traded
Twenty percent (20%)	Six (6) month anniversary of the Date of Grant
Twenty percent (20%)	Twelve (12) month anniversary of the Date of Grant
Twenty percent (20%)	Eighteen (18) month anniversary of the Date of Grant
Twenty percent (20%)	Twenty-four (24) month anniversary of the Date of Grant

2.2        Accelerated Vesting. The Committee may accelerate the vesting of any or all of the Restricted Shares and Compensation at any time and for any reason. Notwithstanding the foregoing, the Restricted Shares and Compensation shall become fully vested upon a Corporate Transaction.

2.3        Effect of Termination of Service; Forfeiture of Unvested Restricted Shares and Compensation. Unless otherwise determined by the Committee and after giving effect to any applicable acceleration of vesting provided in Section 2.2 hereof, all unvested Restricted

Shares and Compensation shall cease to vest and shall be forfeited upon the termination of the Participant’s services to the Company.

ARTICLE III

PROCEDURES AFFECTING RESTRICTED SHARES

3.1	Delivery of Restricted Shares.

(i)        Unless otherwise determined by the Company, the Restricted Shares will be evidenced by a physical certificate retained by the Secretary of the Company or such escrow agent as the Company may appoint until the Restricted Shares have vested in accordance with Article II or will be delivered to the Participant in book entry form by causing the Restricted Shares to be credited to the Participant’s account at such brokerage firm as may be designated from time to time by the Company to assist in the administration of the Plan (the “Broker”).

(ii)       The Restricted Shares will be delivered reasonably promptly following vesting (as determined by the Company). All dividends and distributions paid on Restricted Shares prior to such Restricted Shares vesting shall be delivered to the Participant upon the later of (A) the vesting date of the Restricted Shares with respect to which such dividends and distributions were paid or (B) the date the other stockholders receive dividends and distributions on their shares of Common Stock.

(iii)      When Restricted Shares are delivered in book entry form, such delivery as well as all subsequent transfers and other matters relating to the Restricted Shares will be subject, in addition to all other provisions hereof, to the rules and requirements imposed by the Broker and such administrative rules and requirements as may be imposed by the Company. Prior to vesting, the Restricted Shares will be subject to stop transfer instructions given by the Company to the Broker and the transfer agent for the Stock. Upon vesting of any Restricted Shares, such stop transfer instructions will be terminated (except to the extent that any Restricted Shares may be sold pursuant to Article V to satisfy Withholding Requirements (as defined in Section 5.1)). Upon forfeiture of any Restricted Shares, the Broker and such transfer agent will be instructed to debit such Restricted Shares from such account and return them to the Company.

(iv)      Unless otherwise determined by the Company, each physical certificate and each book entry, in each case relating to Restricted Shares may include such restrictive legends in such forms as the Company may deem convenient, expedient, necessary or appropriate relating to the restrictions under this Agreement, applicable securities, tax or other laws or applicable rules of any securities exchange or market.

3.2        Transfer of Restricted Shares. Unvested Restricted Shares cannot be transferred or pledged to any individual or entity or for any purpose without the prior written consent of the Company. Any attempt to effect a transfer or pledge of unvested Restricted Shares without such consent shall be null and void.

3.3        Representation Regarding Acquisition of Restricted Shares. Unless and until a Form S-8 or Form S-3 has been filed with respect to the shares granted pursuant to this Agreement:

(i)        The Participant understands, represents and agrees that this transaction has not been approved or disapproved by the Securities and Exchange Commission or any administrative agency charged with the administration of the securities laws of any state; that he is a director of the Company who has access to and is knowledgeable about the Company, its business, opportunities, risks and uncertainties, and the material facts and circumstances relating to any investment therein; and that all documents, records and books pertaining to this investment have been made available upon reasonable notice for inspection by him or his purchaser representative, counsel, accountant or business advisor. The Participant hereby represents, warrants and confirms as follows:

(A)      the Participant (a) is able to bear the economic risks of this investment, (b) is able to hold this investment for an indefinite period of time, (c) is presently able to afford a complete loss of this investment and (d) has no need for liquidity in this investment;

(B)      the Restricted Shares will be acquired by him in good faith solely for his own account for investment purposes only and are not being acquired with a view to or for the resale, distribution, subdivision or fractionalization thereof;

(C)      the Participant has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person any of the Restricted Shares or any part thereof and has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(D)      the Participant understands that the legal consequences of the representations and warranties set forth herein are that he must bear the economic risks of this investment for an indefinite period of time because the Restricted Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities law of any state and, therefore, cannot be sold unless they are subsequently so registered (which the Company may not be obligated to do) or an exemption from such registration is available;

(E)       the Participant understands that no federal or state agency has passed on or made any recommendation or endorsement of the Restricted Shares and that the Company is relying on the truth and accuracy of the representations, declarations and warranties made herein by the Participant in offering the Restricted Shares to him without having first registered the Restricted Shares under the Act and any applicable state securities laws;

(F)       the Participant consents to the placement of a legend or legends on any certificate evidencing the Restricted Shares, which legend or legends may be in the following or any equivalent form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE IN RELIANCE UPON EXEMPTIONS

FROM REGISTRATION THEREUNDER. THE SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED HEREBY IS RESTRICTED THEREUNDER AND, IN ANY EVENT, IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION THEREUNDER. BY ACQUIRING THE SECURITIES REPRESENTED HEREBY, THE PARTICIPANT REPRESENTED THAT HE HAS ACQUIRED SUCH SECURITIES FOR INVESTMENT PURPOSES ONLY, AND THE PARTICIPANT AGREED THAT HE WOULD NOT SELL OR OTHERWISE DISPOSE OF SUCH SECURITIES WITHOUT REGISTRATION OR OTHER COMPLIANCE THEREWITH.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

; and

(G)      the Participant (a) is an “accredited investor” as defined in Rule 501(a) under the Act, (b) is not, and is not required to be, registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and (c) is not acquiring the Restricted Shares as a result of any general solicitation or general advertisement.

(ii)       The foregoing representations, warranties and undertakings are made by the Participant with the intent that they be relied upon in determining his suitability as an investor in the Company, and the Participant hereby agrees that such representations, warranties and undertakings shall survive the acquisition of the Restricted Shares.

3.4        Registration. The Company shall use commercially reasonable efforts, as determined in the sole discretion of the Company, to file, at its expense, a registration statement or statements on Form S-8 or Form S-3 (or any applicable successor Form), as appropriate, to register the sale, issuance, transfer or resale of the shares of Common Stock subject to this Plan under the Securities Act of 1933 (the “Securities Act”), at such time or times and subject to such restrictions and limitations as the Company, in its sole discretion, may deem necessary or appropriate. Without limiting any such restrictions or limitations, any issuance, transfer or resale of shares of Common Stock pursuant to such registration statement or statements shall be subject to (i) the continued effectiveness or use, at the Company’s discretion, of such registration statement or statements and (ii) any blackout, insider trading, short-swing profits, holdback or other trading restrictions which the Company may impose or to which the Participant may be subject, by law, under Company policies or otherwise. For so long as the shares of Common Stock are not registered for sale, issuance or transfer or are otherwise not permitted to be sold, issued or transferred under the Securities Act or other applicable laws, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to this Award unless such shares may be offered or sold without such registration pursuant to an available exemption therefrom, the terms and conditions of such exemption shall have been fully complied with and the Company elects to rely thereon (which it shall be under no obligation to do). If the shares of Common Stock offered for sale or sold under this Agreement are offered or sold pursuant to (x) an exemption from registration under the Securities Act or (y) any applicable law other than those of the United States, the Company may restrict the transfer of such shares of Common Stock and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of such exemption.

3.5        Market Stand-Off Agreement. Without limiting the Participant’s obligations under any other agreement(s), in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including without limitation the Company’s first becoming Publicly Traded, by receipt of the Restricted Shares hereunder, the Participant agrees not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Restricted Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters (not to exceed one hundred eighty (180) days in length). The Company agrees to use commercially reasonable efforts to cause the Restricted Shares to be excluded from any such agreement described in the foregoing sentence.

3.6	Restrictions on Transfer of Shares of Stock.

(i)        Subject to Section 3.8, if the Participant would like to transfer any vested Restricted Shares, the Participant shall give a written “Transfer Notice” to the Company describing the proposed transfer, including: (A) the number of shares of Common Stock to be transferred in such transfer (“Offered Shares”); (B) the identity of the prospective transferee(s); and (C) the consideration and other material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Participant has received a bona fide offer from the prospective transferee(s) and in good faith reasonably believes a binding agreement for the transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposals, term sheets, letters of intent or other agreements relating to the proposed transfer.

(ii)       The Company shall have the right (but not the obligation) to purchase all or any part of the Offered Shares on the terms of the proposal described in the Transfer Notice (a “Right of First Refusal”) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date on which the Transfer Notice is received by the Company. If the Company provides such notice to the Participant, then the closing of the Company’s purchase of the Offered Shares with respect to which it elects to exercise its Right of First Refusal shall occur no later than forty-five (45) days after the Company’s receipt of the Transfer Notice. To the extent that the Company does not fully exercise its Right of First Refusal to purchase some or all of the Offered Shares within the applicable time period, the Participant may, not later than sixty (60) days following receipt of the Transfer Notice by the Company, transfer the Offered Shares to the proposed transferee on the terms and conditions described in the Transfer Notice, subject to the transferee executing and delivering an agreement with the Company granting the Company a Right of First Refusal with respect such shares of Common Stock on terms and conditions the same, in all material respects, as those set forth in this Section 3.6. Any proposed transfer of the Offered Shares occurring after such sixty (60) day time period or on terms and conditions different from those described in the Transfer Notice shall again be subject to the Right of First Refusal and require compliance with the procedure described above. The Company may, at its option, pay the purchase price for shares of Common Stock purchased in exercise of its Right of First Refusal in three (3) or fewer annual installments, the first of which shall be paid upon the closing of the purchase. Interest shall accrue on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made.

(iii)      The Company may assign its Right of First Refusal under this Section 3.6 in whole or in part, to: (A) any holder of stock or other securities of the Company; (B) any affiliate of the Company; or (C) any other person that the Board determines has a sufficient relationship with or interest in the Company, upon written consent of the Board. The Company shall give reasonable written notice to the Participant of any such assignment.

(iv)      The restrictions of this Section 3.6 apply to the Participant and any person to whom the Restricted Stock is sold, pledged, assigned, bequeathed, gifted, transferred or otherwise disposed of, without regard to the number of such subsequent transferees or the manner in which they acquire the Common Stock.

3.7	Participant “Put” Right.

(i)        The Participant, or the Participant’s estate in the case of the Participant’s death, shall have the right, with respect to all vested Restricted Shares, from the date hereof until four years following the termination of the Participant’s services to the Company to require the Company to purchase all, but not less than all, of his then-vested Restricted Shares granted hereunder (the “Put Right”) at a price per share of Common Stock equal to the Fair Market Value on the date such Put Right is exercised by the Participant, provided, however, that the Company may defer under Section 3.7(ii) the amount, if any, that it shall be obligated to pay under this Section 3.7(i) in excess of $100,000 per fiscal year in the aggregate to the Participant. Any purchaser of the Restricted Shares pursuant to Section 3.6 shall be entitled to the Put Right on the Restricted Shares to the same extent as the Participant and for purposes of this Section 3.7, the term “Participant” shall include any person purchasing the Restricted Shares in accordance with Section 3.6.

(ii)       Notwithstanding Section 3.7(i) to the contrary, the Company shall not be obligated to repurchase any of the Restricted Shares from the Participant, or from the estate of the Participant, and may defer such repurchase, if there exists and is continuing a default or an event of default on the part of the Company or under any guarantee or other agreement under which the Company or any of its subsidiaries has borrowed money or if such repurchase would constitute a breach of, or result in a default or an event of default on the part of the Company or any of its subsidiaries under, any such guarantee or agreement, or if the repurchase would not be permitted under any applicable laws. If the Company is unable to purchase Common Stock generally in accordance with the preceding sentence or is not obligated to pay for such Common Stock under Section 3.7(i), the Company shall pay the Participant for such Restricted Shares as soon as possible, with interest at the federal short-term interest rate in effect on the first day of the month of exercise of the Put Right, to be recalculated on the first day of each month thereafter until all payments due are made.

(iii)       Exercise of Put Rights. The Participant (or his or her estate, if applicable) may exercise its Put Rights under this Section 3.7 by giving written notice thereof to the Company not later than four years following the termination of the Participant’s services to the Company. Upon delivery (or promptly following delivery) of such notice of exercise of Put Rights, the Company shall deliver to the Participant (or his or her estate, if applicable) a calculation of the purchase price therefor in accordance with Section 3.7(i). The Participant (or his or her estate, if applicable) shall have the right to irrevocably rescind the notice of exercise for a period of ten business days following the delivery of such calculation. The consummation of the repurchase shall take place at the principal offices of the Company on the tenth (10th) business day following the delivery of the calculation of the purchase price (or at such other time and/or place as the Company and the Participant (or such estate) shall agree).

3.8        Publicly Traded Stock. If the Common Stock is Publicly Traded, the transfer restrictions and rights set forth in Section 3.6 and 3.7 shall terminate as of the first date that the Common Stock is so Publicly Traded.

3.9        Rights as Stockholder. Upon delivery of the shares of Restricted Stock to the escrow agent pursuant to Section 3.1 hereof, the participant shall have all the rights of a stockholder with respect to the Restricted Shares, including the right to vote such shares of Common Stock and, to receive all dividends and other distributions paid with respect to such shares of Common Stock, whether or not vested. The Participant accepts this Agreement and the Restricted Shares subject to, and agrees to assume, the limitations, risks and responsibilities inherent with respect to the Restricted Shares, including those mentioned in this Agreement.

ARTICLE IV

PROCEDURES AFFECTING COMPENSATION

4.1        Determination of Compensation. On each vesting date set forth in Article II hereof, the value of the Compensation that vests on such date shall be determined as follows: the percentage of Compensation vesting multiplied by the greater of (i) $60,000 or (ii) 80,000 multiplied by the Fair Market Value per share of Common Stock on the applicable vesting date.

4.2        Delivery of Compensation. The vested Compensation will be paid by the Company within 30 days following each applicable vesting date.

ARTICLE V

WITHHOLDING OF TAXES

5.1       The Company shall withhold or deduct from any or all payments or amounts due to or held for the Participant an amount (the “Withholding Amount”) equal to all taxes (including unemployment (including FUTA), social security and medical (including FICA) and other governmental charges of any kind as well as income and other taxes) required under any applicable law to be withheld or deducted with respect to any and all taxable income and other amounts attributable to the Restricted Shares (the “Withholding Requirement”).

5.2	The Withholding Amount shall be determined by the Company.

5.3       The timing of withholding or deduction from such payments or amounts shall be determined by the Company; provided, however, that, if such taxes are required to be paid to a tax or other governmental authority before such withholding or deduction is made, then the Company shall pay such taxes when due as agent for the Participant and shall be entitled to immediate reimbursement therefore from such payments or amounts, or otherwise.

5.4       Immediately upon request by the Company, the Participant agrees to pay all, or a portion if so requested by the Company, of the Withholding Amount to the Company in cash.

5.5       The Company may restrict transfer of any or all of the vested Restricted Shares until all Withholding Requirements are satisfied.

5.6       If the Participant has made or makes an election pursuant to Code Section 83(b), he or she shall immediately file a copy thereof with the Company and upon demand by the Company make a cash payment to the Company equal to any Withholding Amount in respect thereof.

ARTICLE VI

MISCELLANEOUS

6.1        Code Section 409A. The parties recognize that certain provisions of this Agreement may be affected by Code Section 409A and agree to negotiate in good faith to amend this Agreement with respect to any changes necessary or advisable to comply with Code Section 409A.

6.2        Notices. All notices, requests and demands to or upon the parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy or email notice, when received, addressed as follows to the Company and the Participant, or to such other address as may be hereafter notified by the parties hereto:

(i)	If to the Company, to it at the following address:

iDcentrix, Inc.

2101 Rosecrans Avenue

Suite 4240

El Segundo, Ca 90245

Attn: Legal Department

With a copy to:

Kelley Drye & Warren LLP

400 Atlantic Street, 13th Floor

Stamford, CT 06902

Attn: M. Ridgway Barker

Facsimile: 203-327-2669

(ii)       If to the Participant, to his or her most recent primary residential address or business telecopy or email address as shown on the records of the Company.

6.3        Amendments and Conflicting Agreements. This Agreement may be amended by a written instrument executed by the parties which specifically states that it is amending this Agreement or by a written instrument executed by the Company which so states if such amendment is not adverse to the Participant or relates to administrative matters.

6.4        Governing Law and Interpretation. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein without regard to the conflicts of law principles thereof. Whenever the word “including” is used herein, it shall be deemed to be followed by the phrase “without limitation.” Unless otherwise specified herein, all determinations, consents, elections and other decisions by the Committee may be made, withheld or delayed in its sole and absolute discretion.

6.5        Agreement Binding on Transferees. This Agreement shall be binding upon the Company, its successors, transferees and assigns, and the Participant, his executor, administrator and any transferees and beneficiaries.

6.6        Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

6.7        Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument and which will be deemed effective whether received in original form or by telecopy or other electronic means. Facsimile signatures shall be as effective as original signatures.

6.8        Construction. The construction of this Agreement is vested in the Committee, and the Committee’s construction shall be final and conclusive on all Persons.

* * *

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer.

IDCENTRIX, INC.

By:	/s/ Francine Dubois
Name:	Francine Dubois

PARTICIPANT’S ACCEPTANCE

The Participant acknowledges that he or she has read this Agreement, has received and read the Plan, and understands the terms and conditions of this Agreement and the Plan and hereby accepts the foregoing Restricted Shares and Compensation and agrees to be bound by the terms and conditions of this Agreement and the Plan.

PARTICIPANT

/s/ Michael Harris
Michael Harris

12